                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON
            , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                               NETWORK PLUS CORP.
                              234 COPELAND STREET
                                QUINCY, MA 02169

                             LETTER OF TRANSMITTAL

                    FOR 13.5% SERIES A CUMULATIVE PREFERRED
                                 STOCK DUE 2009

                                Exchange Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY


                                 40 Wall Street
                                   46th Floor
                               New York, NY 10005
                         Attention: Exchange Department


                                 By Facsimile:

                                  718-234-5001
                             Confirm by telephone:
                                  800-937-5449
                                  718-921-8200


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

     List in Box 1 below the certificate number(s) of the Original Preferred Shares of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers of the Original Preferred Shares on a separate SIGNED schedule and affix that schedule to this Letter.

                                     BOX 1

------------------------------------------------------------------------------------------------------------------------
                                        TO BE COMPLETED BY ALL TENDERING HOLDERS
------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER
                                                                                       NUMBER            OF ORIGINAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE         OF ORIGINAL      PREFERRED SHARES
                 (PLEASE FILL IN IF BLANK)                      NUMBER(S)(1)      PREFERRED SHARES       TENDERED(2)
------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                                   TOTALS:
------------------------------------------------------------------------------------------------------------------------

  (1) Need not be completed if Original Preferred Shares are being tendered by book-entry transfer.

  (2) Unless otherwise indicated, all of the Original Preferred Shares represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.
--------------------------------------------------------------------------------

     The undersigned acknowledges receipt of the Prospectus dated
               , 1998 (the "Prospectus") of Network Plus Corp., a Delaware corporation (the "Company"), and this Letter of Transmittal for 13.5% Series A Cumulative Preferred Stock Due 2009 which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange, for each share of its outstanding 13.5% Series A Cumulative Preferred Stock Due 2009 issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Preferred Shares"), one share of 13.5% Series A1 Cumulative Preferred Stock Due 2009 (the "New Preferred Shares").

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     All holders of Original Preferred Shares who wish to tender their Original Preferred Shares must, prior to the Expiration Date (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Original Preferred Shares or, if a tender of Original Preferred Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Original Preferred Shares whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Preferred Shares according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1).


     The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or the Company, 234 Copeland Street, Quincy, MA 02169, Attention:
Chief Financial Officer (telephone: (617) 786-4000).


Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the number of Original Preferred Shares indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Preferred Shares tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Preferred Shares tendered.

     The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Preferred Shares, with full power of substitution, to (a) deliver certificates for such Original Preferred Shares; (b) deliver Original Preferred Shares and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Preferred Shares to which the undersigned is entitled upon the acceptance by the Company of the Original Preferred Shares tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Preferred Shares, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Preferred Shares tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Original Preferred Shares tendered.

     The undersigned agrees that acceptance of any tendered Original Preferred Shares by the Company and the issuance of New Preferred Shares in exchange therefor shall constitute performance in full by the

Company of its obligations under the Registration Agreement (as defined in the Prospectus) and that, upon the issuance of the New Preferred Shares, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Original Preferred Shares, the undersigned certifies (a) that it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Original Preferred Shares acquired directly from the Company or an affiliate of the Company, that it is acquiring the New Preferred Shares in the ordinary course of the undersigned's business and that the undersigned is not engaged in, and does not intend to engage in, a distribution of New Preferred Shares or (b) that it is an "affiliate" (as so defined) of the Company or of the initial purchasers in the offering of the Original Preferred Shares, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it. If required, the Company will amend the registration statement relating to the Exchange Offer to include the selling stockholder information required by Item 507 of Regulation S-K.


     The undersigned acknowledges that, if it is a broker-dealer that will receive New Preferred Shares for its own account in exchange for Original Preferred Shares that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such New Preferred Shares. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

     All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver New Preferred Shares (and, if applicable, a certificate for any Original Preferred Shares not tendered but represented by a certificate also encompassing Original Preferred Shares which are tendered) to the undersigned at the address set forth in Box 1.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL PREFERRED SHARES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: ___________________________________________

    Account Number: __________________________________________________________

    Transaction Code Number: _________________________________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL PREFERRED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): __________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ______________________

    Window Ticket Number (if available): _____________________________________

    Name of Institution which Guaranteed Delivery: ___________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ____________________________________________________________________

    Address: _________________________________________________________________

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

--------------------------------------------------------------------------------

      PLEASE SIGN HERE WHETHER OR NOT ORIGINAL PREFERRED SHARES ARE BEING
                           PHYSICALLY TENDERED HEREBY

   X ______________________________________________________  _________________


   X ______________________________________________________  _________________
        Signature(s) of Owner(s) or Authorized Signatory     Date

   Area Code and Telephone Number: ___________________________________________

        This box must be signed by registered holder(s) of Original Preferred Shares as their name(s) appear(s) on certificate(s) for Original Preferred Shares, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

   Name(s): __________________________________________________________________

   ___________________________________________________________________________
                                 (Please Print)

   Capacity: _________________________________________________________________

   Address: __________________________________________________________________

   ___________________________________________________________________________
                               (Include Zip Code)

   Signature(s) Guaranteed by an Eligible Institution: (If required by Instruction 3)

   ___________________________________________________________________________
                             (Authorized Signature)

   ___________________________________________________________________________
                                    (Title)

   ___________________________________________________________________________
                                 (Name of Firm)

--------------------------------------------------------------------------------

                                                            BOX 3

-----------------------------------------------------------------------------------------------------------------------------
                                           TO BE COMPLETED BY ALL TENDERING HOLDERS
_____________________________________________________________________________________________________________________________
                                    PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
_____________________________________________________________________________________________________________________________

 SUBSTITUTE                         PART 1 -- Please provide your TIN in the box at right  _________________________________
 FORM W-9                           and certify by signing and dating below.                  Social Security Number(s)
                                                                                                          OR

 DEPARTMENT OF THE
 TREASURY INTERNAL                                                                         _________________________________
 REVENUE SERVICE                                                                               Employer Identification
                                                                                                        Number
                                   __________________________________________________________________________________________
 PAYOR'S REQUEST FOR                PART 2 -- Check the Box if you are not subject to
 TAXPAYER IDENTIFICATION            back-up withholding because (1) you have not been                 PART 3 --
 NUMBER (TIN)                       notified by the Internal Revenue Service that you are              Check if
                                    subject to back-up withholding as a result of failure            Awaiting TIN
                                    to report all interest or dividends, or (2) the
                                    Internal Revenue Service has notified you that you                   [ ]
                                    are no longer subject to back-up withholding, or (3)
                                    you are exempt from back-up withholding.    [ ]
                                   __________________________________________________________________________________________
                                    CERTIFICATION -- Under the penalties of perjury, I certify that the information provided on this Form is true, correct and complete.
_____________________________________________________________________________________________________________________________

 Signature ______________________________________________________________________________  Date ____________________ , 1998

_____________________________________________________________________________________________________________________________
                                                     Name (Please Print)
----------------------------------------------------------------------------------------------------------------------------


                   BOX 4                                           BOX 5
--------------------------------------------    --------------------------------------------

       SPECIAL PAYMENT INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 3 AND 4)                      (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if certificates            To be completed ONLY if certificates
 for Original Preferred Shares not               for Original Preferred Shares not
 exchanged, or for New Preferred Shares,         exchanged, or for New Preferred Shares,
 are to be issued in the name of someone         are to be sent to someone other than the
 other than the person whose signature           person whose signature appears in Box 2 or
 appears in Box 2, or if Original Preferred      to an address other than that shown in
 Shares delivered by book-entry transfer         Box 1.
 which are not accepted for exchange are to
 be returned by credit to an account             Deliver:
 maintained at the Book-Entry Transfer           (check appropriate boxes)
 Facility other than the account indicated
 above.                                          [ ] Original Preferred Shares not tendered
                                                 [ ] New Preferred Shares, to:
 Issue and deliver:
 (check appropriate boxes)
                                                 Name _____________________________________
 [ ] Original Preferred Shares not tendered                   (PLEASE PRINT)
 [ ] New Preferred Shares, to:

 Name _____________________________________      Address __________________________________
              (PLEASE PRINT)
                                                 __________________________________________
 Address __________________________________                (INCLUDING ZIP CODE)

 __________________________________________
           (INCLUDING ZIP CODE)

 Please complete the Substitute Form W-9
 at Box 3

 Tax I.D. or Social Security
 Number: __________________________________

--------------------------------------------    --------------------------------------------


                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Original Preferred Shares or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Original Preferred Shares or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

     Holders whose Original Preferred Shares are not immediately available or who cannot deliver their Original Preferred Shares or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Original Preferred Shares pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure (i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Original Preferred Shares and number of Original Preferred Shares tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Original Preferred Shares or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Original Preferred Shares or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- How to Tender."

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Preferred Shares will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Preferred Shares. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Original Preferred Shares.

     Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. PARTIAL TENDERS; WITHDRAWALS. If fewer than all of the Original Preferred Shares evidenced by a submitted certificate or by a Book-Entry Confirmation are tendered, the tendering holder must fill in the number tendered in the fourth column of Box 1 above. All of the Original Preferred Shares represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Original Preferred Shares not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that fewer than all of the Original Preferred Shares represented by a submitted certificate are tendered (or, in the case of Original Preferred Shares tendered by book-entry transfer, such non-exchanged Original Preferred Shares will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Preferred Shares, a notice of withdrawal must (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Original Preferred Shares pursuant to the Exchange Offer;
(ii) specify the name of the person who tendered the Original Preferred Shares;
(iii) contain a description of the Original Preferred Shares to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Preferred Shares and the number of Original Preferred Shares represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

     3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Original Preferred Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Preferred Shares, without alteration, enlargement or any change whatsoever.

     If any of the Original Preferred Shares tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Original Preferred Shares are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter is signed by the holder of record and (i) all of the holder's Original Preferred Shares are tendered; and/or (ii) untendered Original Preferred Shares, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Original Preferred Shares, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

     Signatures on this Letter must be guaranteed by an Eligible Institution, unless Original Preferred Shares are tendered (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program
(SEMP) (collectively, "Eligible Institutions"). If Original Preferred Shares are registered in the name of a person other than the signer of this Letter, the Original Preferred Shares surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the New Preferred Shares or certificates for Original Preferred Shares not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Preferred Shares by book-entry transfer may request that Original Preferred Shares not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Original Preferred Shares are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct and properly certified taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the New Preferred Shares pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund or credit may be obtained.) Exempt holders (including, among others, substantially all corporations and nonresident aliens) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by the Company on account of New Preferred Shares issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to avoid being subject to back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is the holder's correct TIN(or that the holder is awaiting a TIN) and that (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) such holder is exempt from back-up withholding. If the Original Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Preferred Shares to it or its order pursuant to the Exchange Offer. If, however, the New Preferred Shares or certificates for Original Preferred Shares not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Original Preferred Shares to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Preferred Shares tendered.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Original Preferred Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

     IMPORTANT: This Letter (together with certificates representing tendered Original Preferred Shares or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. If you are a resident alien and you do not have and are not eligible to get a social security number, you should obtain from the IRS an "individual taxpayer identification number" (ITIN) and provide that ITIN. The table below will help determine the number to give the payer.

---------------------------------------------------------------    ------------------------------------------------------------
                                             GIVE THE                                                    GIVE THE EMPLOYER
                                         SOCIAL SECURITY                                                   IDENTIFICATION
   FOR THIS TYPE OF ACCOUNT:               NUMBER OF--                 FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
---------------------------------------------------------------    ------------------------------------------------------------
 1.  An individual's account         The individual                  7.  Corporate account               The corporation
 2.  Two or more individuals         The actual owner of the         8.  Religious, charitable, or       The organization
     (joint account)                 account or, if combined             educational organization
                                     funds, the first                    account
                                     individual on the               9.  Partnership account             The partnership
                                     account(1)                     10.  Association, club, or other     The organization
 3.  Custodian account of a          The minor(2)                        tax-exempt organization
     minor (Uniform Gift to                                         11.  A broker or registered          The broker or nominee
     Minors Act)                                                         nominee
 4.  a. The usual revocable          The grantor- trustee(1)        12.  Account with the Department     The public entity
        savings trust account                                            of Agriculture in the name
        (grantor is also                                                 of a public entity (such as
        trustee)                                                         a State or local
     b. So-called trust account      The actual owner(1)                 government, school
        that is not a legal or                                           district, or person) that
        valid trust under state                                          receives agricultural
        law                                                              program payments
 5.  Sole proprietorship account     The owner(4)
 6.  A valid trust, estate, or       The legal entity (Do not
     pension trust                   furnish the identifying
                                     number of the personal
                                     representative or
                                     trustee unless the legal
                                     entity itself is not
                                     designated in the
                                     account title.)(5)

---------------------------------------------------------------    ------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. You may, in addition, enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number, but the IRS prefers that you use your social security number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5. Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. In this event, check the box in Part 3 of the Substitute Form W-9.

PAYEES EXEMPT FOR BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL interest and dividend payments and broker transactions include the following:
    - A corporation.
    - A financial institution.
    - An organization exempt from tax under section 501(1), or an individual retirement plan, or a custodial account under section 403(b)(7) that satisfies the requirements of section 401(f)(2).
    - The United States or any agency or instrumentality thereof.
    - A State, District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
    - An international organization or any agency, or instrumentality thereof.
    - A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.
    - A real estate investment trust.
    - A common trust fund operated by a bank under section 584(a).
    - An entity registered at all times under the Investment Company Act of 1940.
    - A foreign central bank of issue.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
    - Payments to nonresident aliens subject to withholding under section 1441.
    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
    - Payments of patronage dividends where the amount received is not paid in money.
    - Payments made by certain foreign organizations.
    - Section 404(k) payments made by an ESOP.

    Payments of interest not generally subject to backup withholding include the following:
    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
      - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
    - Payments described in section 6049(b)(5) to non-resident aliens.
    - Payments on tax-free covenant bonds under section 1451.
    - Payments made by certain foreign organizations.
Exempt payees described above should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER IN PART 1, WRITE "EXEMPT" IN PART 1 SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050D and 6050N.
PRIVACY ACT NOTICE.-- Section 6019 requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless you failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FAILURE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.